Exhibit 5

Form 52-109FT2 - Certification of Interim Filings during Transition Period

I, Darryl Kleebaum, Corporate Controller of ADB Systems International Ltd., certify that:

1.
I have reviewed the interim filings (as this term is defined in Multilateral Instrument 52-109 Certification of Disclosure in Issuers’ Annual and Interim Filings) of ADB Systems International Ltd. (the issuer), for the interim period ended September 30, 2005;

2.
Based on my knowledge, the interim filings do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the interim filings; and

3.
Based on my knowledge, the interim financial statements together with the other financial information included in the interim filings fairly present in all material respects the financial condition, results of operations and cash flows of the issuer, as of the date and for the periods presented in the interim filings.

Date: November 8, 2005

“Darryl Kleebaum”
___________________
Darryl Kleebaum
Corporate Controller

Form 52-109FT2 - Certification of Interim Filings during Transition Period

I, Jeff Lymburner, Chief Executive Officer of ADB Systems International Ltd., certify that:

1.
I have reviewed the interim filings (as this term is defined in Multilateral Instrument 52-109 Certification of Disclosure in Issuers’ Annual and Interim Filings) of ADB Systems International Ltd. (the issuer), for the interim period ended September 30, 2005;

2.
Based on my knowledge, the interim filings do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the interim filings; and

3.
Based on my knowledge, the interim financial statements together with the other financial information included in the interim filings fairly present in all material respects the financial condition, results of operations and cash flows of the issuer, as of the date and for the periods presented in the interim filings.

Date: November 8, 2005

“Jeff Lymburner”
___________________
Jeff Lymburner
Chief Executive Officer